September 7, 2007

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2007 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Core Equity Fund (Series I), Credit Suisse Trust Global Small Cap Portfolio, Janus Aspen Large Cap Growth Portfolio, Janus Aspen International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, Premier VIT OpCap Managed Portfolio, Premier VIT OpCap Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, The Prudential Series Fund: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Equity Portfolio, Jennison Portfolio and Global Portfolio.

1.	Filer/Entity: Registration No.: CIK No.: Accession No.: Date of Filing:	AIM Variable Insurance Funds 811-07452 0000896435 0000950129-07-004209 08/23/2007

2.	Filer/Entity: Registration No. CIK No.: Accession No.: Date of Filing:	Credit Suisse Trust 811-07261 0000941568 0001104659-07-066695 09/04/2007

3.	Filer/ Entity: Registration No.: CIK No. Accession No.: Date of Filing:	Janus Aspen Series 811-07736 0000906185 0001104659-07-064477 08/23/2007

4.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	MFS Variable Insurance Trust 811-08326 0000918571 0000950156-07-000533 08/23/2007

5.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	Premier VIT 811-08512 0000923185 0001104659-07-067667 09/07/2007

6.	Filer/Entity Registration No.: CIK No.: Accession No.: Date of Filing:	T. Rowe Price Equity Series, Inc. 811-07143 0000918294 0000918294-07-000036 08/23/2007

7.	Filer/Entity Registration No.: CIK No.: Accession No.: Date of Filing:	T. Rowe Price International Series, Inc. 811-07145 0000918292 0000918292-07-000007 08/24/2007

8.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	The Prudential Series Fund 811-03623 0000711175 0001193125-07-197243 09/07/2007

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/ John M. Ewing
Vice President and Corporate Counsel